Summary Prospectus Supplement dated May 2, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, R, Y and Investor Class shares of the Fund listed below:
Invesco Leisure Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Ido Cohen	Portfolio Manager (lead)	2011
Juan Hartsfield	Portfolio Manager	2009	”
I-LEI SUM-SUP-1 050211